UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 20, 2006
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237
(Address of principal executive offices)                    (Zip Code)
Registrant’s telephone number, including area code (303)757-8101
NOT APPLICABLE
(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On June 20, 2006, Apartment Investment and Management Company (“Aimco”) called for redemption all 6,940,000 outstanding shares of its 10% Class R Cumulative Preferred Stock (NYSE AIVPrR, CUSIP No. 03748R-84-6). The redemption date is July 20, 2006 and the redemption price per share is $25.00 plus an amount equal to accumulated and unpaid dividends thereon to the redemption date of $0.243, for a total redemption price of $25.243 per share. The redemption price is payable only in cash. The press release announcing the redemption is filed herewith as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits.
     The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press release dated June 20, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: June 20, 2006

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated June 20, 2006